Exhibit 99.1

This Statement on Form 3 is filed by: (i) ACR Opportunity, L.P.; (ii) Alpine Partners Management, LLC; (iii) ACR Opportunity Fund; (iv) ACR Equity International Fund; (v) ACR Alpine Capital Research, LLC; (vi) ACR Alpine Capital Research, LP; (vii) ACR Alpine Capital GP, LLC; (viii) Alpine Investment Management, LLC; (ix) Alpine Holdings Corporation; (x) Nicholas V. Tompras Living Trust 9/23/03, as amended; (xi) Nicholas V. Tompras; and (xii) Jennifer O. Tompras.

Name of Designated Filer: ACR Alpine Capital Research, LLC
Date of Event Requiring Statement:  December 24, 2024
Issuer Name and Ticker or Trading Symbol:  Liberty Global Ltd. [LBTYA]

ACR OPPORTUNITY, L.P.

By:	Alpine Partners Management, LLC
its general partner

	By:	/s/ Nicholas V. Tompras
Name: Nicholas V. Tompras
Title: Chief Executive Officer

ALPINE PARTNERS MANAGEMENT, LLC

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	Chief Executive Officer

ACR OPPORTUNITY FUND

By:	ACR Alpine Capital Research, LLC
its investment manager

	By:	/s/ Nicholas V. Tompras
Name: Nicholas V. Tompras
Title: Chief Executive Officer

ACR EQUITY INTERNATIONAL FUND

By:	ACR Alpine Capital Research, LLC
its investment manager

	By:	/s/ Nicholas V. Tompras
Name: Nicholas V. Tompras
Title: Chief Executive Officer

ALPINE PRIVATE CAPITAL, LLC

By:	Alpine Investment Management, LLC
its majority owner

	By:	/s/ Nicholas V. Tompras
Name: Nicholas V. Tompras
Title: President

ACR ALPINE CAPITAL RESEARCH, LLC

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	Chief Executive Officer

ACR ALPINE CAPITAL RESEARCH, LP

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	Chief Executive Officer

ACR ALPINE CAPITAL GP, LLC

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	President

ALPINE INVESTMENT MANAGEMENT, LLC

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	President

ALPINE HOLDINGS CORPORATION

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	President

NICHOLAS V. TOMPRAS LIVING TRUST 9/23/03 AS AMENDED

By:	/s/ Nicholas V. Tompras
Name:	Nicholas V. Tompras
Title:	Trustee

NICHOLAS V. TOMPRAS

/s/ Nicholas V. Tompras

JENNIFER O. TOMPRAS

/s/ Jennifer O. Tompras